                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               ICU Medical, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                               ICU MEDICAL,INC.

                              951 Calle Amanecer
                         San Clemente, California 92673
                           --------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held April 23, 1999
                           -------------------------

This Annual meeting of Stockholders of ICU Medical, Inc. (the ''Company'') will be held at the Country Side Inn and Suites, 35 Calle de Industrias, San Clemente, California, Friday, April 23, 1999 at 10:00 a.m., Pacific Daylight Time, for the following purposes:

         1. To elect two directors of the Company to serve for a term of three years and until their successors have been elected and qualified;

         2. To consider a proposal to approve an amendment of the ICU Medical, Inc. Amended and Restated 1993 Stock Incentive Plan to increase the number of shares which may be purchased on the exercise of options granted under the 1993 Plan;

         3. To ratify the selection of Arthur Andersen LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 1999; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has determined that only holders of Common Stock of record at the close of business on March 9, 1999 will be entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                  The Board of Directors

                                  /s/ Francis J. O'Brien

                                  Francis J. O'Brien, Secretary

San Clemente, CA
March 11, 1999



                             YOUR VOTE IS IMPORTANT

     Please complete, sign, date and return the enclosed proxy promptly even though you plan to attend the meeting in person. If you attend the meeting, you may withdraw your proxy and vote in person.


                         THANK YOU FOR ACTING PROMPTLY

                               ICU MEDICAL, INC.

                               951 Calle Amanecer
                         San Clemente, California 92673

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ICU Medical, Inc. (the ''Company'') for use at the Annual Meeting of Stockholders to be held April 23, 1999, at the Country Side Inn and Suites, 35 Calle de Industrias, San Clemente, California at 10:00 a.m., Pacific Daylight Time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The approximate date of mailing of this Proxy Statement and the accompanying proxy is March 11,1999.


Proxy Information

     A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by each properly executed proxy received by the Company will be voted in accordance with the instructions indicated thereon, and if instructions are not indicated, will be voted in favor of (i) the election of the nominees for director named in, or otherwise nominated as set forth in, this Proxy Statement, (ii) amendment of the Amended and Restated 1993 Stock Incentive Plan (the "1993 Plan"), and (iii) the proposal to ratify the selection of independent certified public accountants.


Record Date and Voting

     As of March   9, 1999, the outstanding voting securities of the Company
consisted of 8,184,993 shares of $.10 par value Common Stock. Each stockholder of record at the close of business on March 9, 1999, is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. The presence in person or by proxy of holders of a majority of the issued and outstanding Common Stock will constitute a quorum for the transaction of such business as shall properly come before the meeting.

     Generally, stockholder approval of a matter, other than the election of directors, requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote on the election of directors. Shares voted to abstain on a matter will be treated as entitled to vote on the matter and will thus have the same effect as "no" votes. Broker non-votes are not counted as entitled to vote on a matter in determining the number of affirmative votes required for approval of the matter, but are counted as present for quorum purposes. The term "broker non-votes: refers to shares held by a broker in street name which are present by proxy but are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. The election of directors and ratification of the selection of independent certified public accountants are generally considered to be routine matters on which brokers may vote without instructions from beneficial owners.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as to shares of Common Stock owned as of March 9, 1999, by (i) each person who, insofar as the Company has been able to ascertain, beneficially owned more than five percent of the outstanding Common Stock; (ii) each director, (iii) each nominee for election as a director; and (iv) all directors and officers as a group. Unless otherwise indicated in the footnotes following the table, and subject to community property laws where applicable, the Company believes that the persons as to whom the information is given have sole voting and investment power over the shares listed as beneficially owned. The business address of the George A. Lopez, M.D. Second Family Limited Partnership, George A. Lopez, M.D. and Diana K. Lopez, M.D. is 951 Calle Amanecer, San Clemente, California 92673.

                                                                                            Shares             Percent
                                                                                             Owned                of
                                                                                         Beneficially          Class(1)
                                                                                      -------------------   --------------
    Wasatch Advisors.................................................................        1,741,806(8)          18.5%
      68 South Main Street, Salt Lake City, UT 84101
    George A. Lopez, M.D.............................................................        1,882,397(3)          20.0%
    George A. Lopez, M.D. Second Family Limited Partnership..........................          791,742(2)           8.4%
    Diana K. Lopez, M.D..............................................................        1,053,748(4)          11.2%
    FMR Corporation..................................................................          553,000(8)           5.9%
      82 Devonshire Street, Boston, MA 02109
    Dimensional Fund Advisors Inc....................................................          423,500(8)           4.5%
      1299 Ocean Avenue, Santa Monica, CA 90401
    Jack W. Brown....................................................................           17,000(5)             *
    John J. Connors..................................................................           14,500(5)             *
    Michael T. Kovalchik III, M.D....................................................           20,275(6)             *
    Richard H. Sherman, M.D..........................................................           78,834(5)           1.0%
    Robert S. Swinney, M.D...........................................................           20,275                *
    All officers and directors as a group (8 persons)................................        2,234,040(7)          23.7%
 ---------------
*  Less than one percent

(1) Based on total shares of Common Stock outstanding plus outstanding options to acquire stock currently exercisable or exercisable within 60 days held by the beneficial owner(s) whose percent of outstanding stock is calculated.

(2) George A. Lopez, M.D. and Diana K. Lopez, M.D., his wife, are the general partners of the George A. Lopez, M.D. Second Family Limited Partnership (the "Partnership") and hold a one- percent general partnership interest in the Partnership. As general partners, they share power to vote and power to dispose of the 791,739 shares owned by the Partnership and may be deemed to be beneficial owners of such shares. Trusts for the benefit of the Lopez' children, the Christopher George Lopez Children's Trust and the Nicholas George Lopez Children's Trust, own a 99% limited partnership interest in the Partnership. The Drs. Lopez are not trustees of and have no interest in their children's Trusts. Except to the extent of their undivided one percent general partnership interest in the assets of the Partnership, the Drs. Lopez disclaim any beneficial ownership of the shares owned by the Partnership.

(3) Includes options to acquire 1,090,655 shares. Also includes the 791,742 shares owned by the George A. Lopez, M.D. Second Family Limited Partnership, as to which shares Dr. Lopez disclaims any beneficial ownership except to the extent described in Note (2). Does not include 12,006 shares owned by his wife, as to which Dr. Lopez disclaims beneficial ownership, and as to which he has no voting and investment power. Also does not include 250,000 held by Dr. Lopez' wife as Trustee of the Lopez CRT #1 for the benefit of Dr. Lopez and his wife, as to which shares Dr. Lopez has no voting or investment power.

(4) Includes 12,006 shares owned by Diana K. Lopez, M.D. and 250,000 shares held by her as trustee of the Lopez CRT #1 for the benefit of Diana K. Lopez, M.D. and George A. Lopez, M.D. Also includes 791,742 shares owned by the Partnership as to which Dr. Lopez disclaims any beneficial ownership except to the extent described in Note (2).

(5) Includes options to acquire 7,500 shares.

(6) Includes options to acquire 7,500 shares. Includes 1,700 shares held by Dr. Kovalchik as custodian for his children. Does not include 1,650 shares beneficially owned by his wife. Dr. Kovalchik disclaims beneficial ownership of all of the shares held as custodian and the shares beneficially owned by his wife.

(7) Includes options to acquire 1,231,064 shares.

(8) Information included solely in reliance information included in a Statement on Schedule 13D on Form 13G filed with the Securities and Exchange Commission by the indicated holder.

                             ELECTION OF DIRECTORS

Nominees and Directors

     Two directors, of the six directors currently constituting the Board of Directors, are to be elected at the Annual Meeting and to hold office until the year 2002 Annual Meeting and until their successors are elected and qualified. The Company's Board of Directors is divided into three classes. Each year a different class of directors is elected at the Annual Meeting to a three-year term.

     In the election of directors, the proxy holders intend to vote for the election of John J. Connors and Michael T. Kovalchik, III, M.D., who are now members of the Board and whose current term of office is expiring. It is not anticipated that the nominees will decline or be unable to serve as directors. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated to fill the vacancy by the present Board of Directors.


                                                             Current
                                               Director       Term
                Name                    Age      since       Expires                    Principal Occupation
------------------------------------   -----   ---------   -----------   ---------------------------------------------------
George A. Lopez, M.D................      51        1984          2001   Chairman of the Board, President and Chief
                                                                         Executive Officer of the Company
Jack W. Brown.......................      59        1992          2000   Chairman of the Board and President of Gish
                                                                         Biomedical, Inc., disposable medical devices
John J. Connors.....................      59        1992          1999   Patent Attorney
Michael T. Kovalchik III, M.D.......      53        1989          1999   Physician and Director of the Dialysis Unit,
                                                                         Charlotte Hungerford Hospital, Torrington,
                                                                         Connecticut
Richard H. Sherman, M.D.............      52        1990          2000   Physician and Director of the Cardiology
                                                                         Laboratory and Cardiac Rehabilitation for  Milford
                                                                         Hospital, Milford, Delaware
Robert S. Swinney, M.D..............      53        1998          2001   Physician and member of the faculty of the Los
                                                                         Angeles County-University of Southern California
                                                                         Medical Center


     Dr. Lopez is the founder of the Company and has served as Chairman of the Board, President and Chief Executive Officer for more than five years. He also served as Secretary and Chief Financial Officer from January 1994 to October 1994. Dr. Lopez has held various offices and served as a director of the Company since its founding in 1984 with some interruptions in service.

     Messrs. Brown and Connors and Drs. Kovalchik, Sherman and Swinney have been engaged in their current occupations for more than five years. Mr. Connors served as Secretary, Treasurer and Chief Financial Officer of the Company from April 30, 1996 until November 1, 1996 on an interim basis during a search for a candidate to fill those positions permanently. Mr. Connors previously served as a director from December 1988 to July 1989.

     Dr. Swinney previously served as a director from 1989 to October 1995, and was elected to the Board on June 10, 1998, filling the vacancy that existed since he had last served on the Board.

Special Committees and Attendance at Meetings

     The Board of Directors has an Audit Committee, which consists of Messrs. Brown and Connors and Dr. Kovalchik. The Audit Committee makes recommendations regarding the selection of independent public accountants, reviews reports from the Company's independent public accountants and reviews with them the scope and results of the audit engagement. The Audit Committee met twice in 1998.

     The Board of Directors has a Compensation Committee of the Board, consisting of Mr. Brown and Drs. Kovalchik and Sherman. The Compensation Committee, as more fully described in the Compensation Report, approves salary practices for executive personnel, establishes the compensation of executive officers and authorizes the grant of stock options. The Compensation Committee met six times in 1998.

     During 1998, the Board met 10 times. Each director attended more than 75% of the total of all meetings of the Board and any committees on which he serves.

Executive Compensation

Compensation Committee Report

     The Compensation Committee (the ''Committee'') consists of three directors who are not employees or former employees of, or consultants to, the Company. The Committee approves salary practices for executive personnel, reviews the performance of the Company and the executive officers, sets performance objectives, establishes the compensation of executive officers, including the Chief Executive Officer, and authorizes the grant of options under the 1993 Stock Incentive Plan.

     The Company's policy in compensating executive officers is to establish methods and levels of compensation that will provide strong incentives to promote the profitability and growth of the Company and reward superior performance and that are sufficiently competitive to attract, retain and motivate highly competent management personnel. Compensation of executive officers includes base salary, performance-based incentive bonuses and stock-based programs.

     The Committee has adopted an executive compensation policy which provides a base salary and, if certain performance objectives are met, incentive bonuses and stock options which are awarded and paid semi-annually. The Committee considers total compensation paid to executive officers holding comparable positions in comparable companies and for 1998 set base salaries of the Company's executive officers at low percentiles of the range of comparable compensation. In addition to the base salary, upon achievement of performance objectives established by the Committee, officers received bonuses in amounts ranging from 25% to 75% of their base salaries. The policy also provided for award of stock options ranging in value from 25% to 75% of base salary, based on an option valuation model, which were awarded as described below. If performance objectives are achieved and officers receive the entire amount of incentive compensation available to them, their compensation could be at the highest percentiles of compensation for comparable positions. The Committee believes that performance-based and stock-based compensation serve to align the interests of the executive officers with the interests of the Company's stockholders.

     Stock options to be received by officers pursuant to the executive compensation policy described above are awarded under the 1993 Plan. Options granted under the 1993 Plan become exercisable on the achievement of performance objectives established by the Committee or 10 years from the date of grant. The 1993 Plan and the performance objectives are designed so that the options will motivate the officers toward and reward them for achievement of the performance objectives.


     In November 1997, the Committee accelerated option grants to officers of the Company, other than Dr. Lopez, by a one-time grant of options covering the estimated number of shares which otherwise would be covered by options that the Company would expect to award over a five year period under the executive compensation policy described above. The options were granted with the understanding that no additional options would be granted to the recipients under the executive compensation policy for five years. At the time that the options were granted, the Committee established a series of performance objectives, which, if met, would cause the options to become exercisable earlier than 10 years from the date of grant. It is expected that the performance objectives will not be met until at least several years after the expected awards normally would have been made. The Committee further provided that options could not be exercised as to more than 20% cumulatively of the covered shares each year from 1998 through 2002. A similar award was made to Dr. Lopez in January 1998, but related only to options that might have been awarded in 1998.

     The Committee guaranteed the 1997 and 1998 incentive bonuses for one officer without regard to the achievement of the performance goals established under the executive compensation policy. The bonuses were guaranteed in recognition of the fact that the officer, who had only recently joined the Company, would require time to acquaint himself with the Company's operations and affairs before he could be expected to contribute significantly to the achievement of the performance objectives.

     Bonuses were paid to officers who were deemed to have met the performance objectives for the first and second halves of 1998. Options were granted to Dr. Lopez in January 1998 for the estimated number of shares which otherwise would be covered by options that the Company would expect to award in 1998 for the same reasons that the November 1997 options were granted to the other executive officers. No options were granted to officers, other than Dr. Lopez, as a result of achievement of the performance objectives for 1998 because of the grants awarded in November 1997 as described above.

     The base salary paid to Dr. Lopez in 1998 was set by the Committee in accordance with the Company's executive compensation policy at a low percentile of the range of total compensation paid to Chief Executive Officers of companies that the Committee deemed to be comparable to the Company. Under the executive compensation policy, Dr. Lopez received incentive bonuses of 75% of his base salary. In January 1998, Dr. Lopez received certain options, which would have been granted to him in 1997 but were not granted because of limitations on aggregate annual option grants. The executive compensation policy sets the incentive bonuses and the value of stock options to be awarded to Dr. Lopez at a higher percentage of his base salary than that awarded to other officers. The Committee believes that in view of the Chief Executive Officer's overall responsibility for the success of the Company, it is appropriate that a larger portion of his compensation be contingent on performance.

     In 1999, the Committee amended its overall executive compensation policy. Officers' total compensation will remain at the highest percentiles for comparable positions if performance objectives are achieved; however, base salaries will be set to equal a higher percentage of total compensation than in the past because the Committee believed base salaries were low in relation to base salaries of other companies.


March 9, 1999

                                           COMPENSATION COMMITTEE

                                           Jack W. Brown
                                           Michael T. Kovalchik III, M.D.
                                           Richard H. Sherman, M.D.

Summary of Cash and Certain Other Compensation

     The following table shows the compensation earned for the past three years by each of the Company's executive officers whose 1998 compensation exceeded $100,000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE



                                                                                                 Long Term
                                                          Annual Compensation                   Compensation
                                                   ----------------------------------      Securities Underlying
            Name and Position                  Year      Salary ($)         Bonus(1)             Options(#)
-----------------------------------------     ------   -------------    ---------------   ----------------------------
George A. Lopez..........................      1998      $ 166,000       $ 124,500                  750,000
 Chairman of the Board,                        1997        166,000         124,500                  750,000(2)
 President and Chief Executive Officer         1996        149,990             ---                  750,000(3)

Francis J. O'Brien (5)...................      1998        150,000          65,000                    2,000
 Secretary, Treasurer and                      1997        150,000                                  125,150(4)
 Chief Financial Officer                       1996         25,000           8,333                   45,509

Richard A. Costello (6)..................      1998        100,000         115,870                    2,000
 Vice President of Sales                       1997        102,185          55,750                   69,111

Evelyn L. Foss...........................      1998         95,000          47,500                    2,000
 Vice President of Marketing                   1997        117,657          47,500                  105,949
                                               1996         95,122             ---                   15,000

(1) Bonus amounts for 1997 and 1998 represent bonuses earned during the 12-month period ended December 31, 1997 and 1998, respectively, a portion of which was paid in 1998 and 1999, respectively. Amounts are included in the year earned rather than the year actually paid.

(2)  Represents the cancellation and granting of 750,000 options.

(3) Represents the grant of 660,000 options and the cancellation and granting of 90,000 grants.

(4) Represents the grant of 124,150 options and the cancellation and granting of 1,000 options.

(5)  Mr. O'Brien became Chief Financial Officer on November 1, 1996.

(6)  Mr. Costello was elected Vice President of Sales on December 18, 1997.



Stock Option Grants

     Options to purchase Common Stock of the Company were granted in 1998 to employees under the 1993 Plan, which provides for the grant of options to purchase up to 3,275,000 shares. The exercise price of options granted under the 1993 Plan is the fair market value of the Common Stock on the date of grant. Options granted under the 1993 Plan expire eleven years from issuance and are time-accelerated options which vest upon the earlier of the Company achieving specific operating performance levels or ten years from the date of grant.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                                Potential Realizable

                                                                                                                      Value at
                                                                                                                Assumed Annual Rates

                                                                                                                         of
                                                                                                                     Stock Price
                                                                                                                    Appreciation
                                                    Individual Grants                                              for Option Term
                        ----------------------------------------------------------------------              ------------------------


                               Number of        % of Total       Exercise
                               Securities        Options          or Base
                               Underlying       Granted to         Price
                                Options         Employees        Per Share       Expiration
         Name                   Granted (#)      in 1998          ($/Sh)            Date           5% ($) (1)         10% ($) (1)
------------------------    ---------------  ---------------  --------------  ----------------  ----------------  ------------------

George A. Lopez, M.D.             750,000          82%             $ 12.25           1/2/09      $ 6,626,243          $ 17,025,510

Francis J. O'Brien                  1,000           *                12.25           1/2/09            8,702                22,701
                                    1,000           *                14.69           7/1/09           10,433                27,218

Richard A. Costello                 1,000           *                12.25           1/2/09            8,702                22,701
                                    1,000           *                14.69           7/1/09           10,433                27,218

Evelyn L. Foss                      1,000           *                12.25           1/2/09            8,702                22,701
                                    1,000           *                14.69           7/1/09           10,4                  27,218
---------------
*  Less than one percent

(1) The rates of stock appreciation reflected in the table are assumed solely for the purpose of compliance with the rules of the Securities and Exchange Commission relating to the disclosure of executive compensation. The Company's Common Stock has at times appreciated at rates substantially different than the assumed rates and at other times the value of the Common Stock has declined. Neither the assumed appreciation rates nor the actual changes in the share value since the dates of option grants are necessarily indicative of any future value of the Common Stock. The actual realizable value of the options may be substantially greater or less than that reflected in the table depending on the actual changes in the share value during the options' terms.


Stock Option Exercises and Holdings

         AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES

     The following table contains information about stock options exercised during 1998, and stock options held at December 31, 1998, by the named executive officers of the Company.


                                                                                                   Value of Unexercised
                                  Shares                         Number of Unexercised            In-the-Money Options at
                                 Acquired         Value        Options at Year-End(#)(1)              Year-End($)(1)
            Name                on Exercise      Realized      Exercisable/Unexercisable        Exercisable/Unexercisable
----------------------------   -------------   ------------   ---------------------------   ----------------------------------
George A. Lopez, M.D........       262,008     $ 1,687,688          298,000 / 1,510,000       $ 4, 116,125 / $ 14,737,500
Francis J. O'Brien..........           ---             ---            1,000 /   170,659             13,688 /    2,030,819
Richard A. Costello.........           ---             ---            4,000 /    91,637              37,625 /   1,107,874
Evelyn L. Foss..............           ---             ---                0 /   152,949                   0 /   1,810,625
----------------------------

(1) Exercisable options and related values exclude options (and related value) that became exercisable in January 1999 based on achievement of operating performance goals as of December 31, 1998 as follows: Dr. Lopez 792,655 ($7,743,386), F. O'Brien 45,509 ($651,410), R. Costello 28,607 ($409,693), E.
   Foss 57,359 ($758,223). Those options are included with unexercisable options at December 31, 1998.

Performance Graph

     The following graph shows the total stockholder return on the Company's Common Stock based on the market price of the Common Stock from January 1, 1993 to December 31, 1998 and the total returns of the Nasdaq Stock Market National Market Tier Index and Common Stocks of a peer group selected by the Company for the same period.



      COMPARISON OF TOTAL RETURN FROM JANUARY 1, 1994 TO DECEMBER 31, 1998 AMONG ICU MEDICAL, INC., THE NASDAQ STOCK MARKET INDEX AND PEER GROUP

                       [PERFORMANCE GRAPH APPEARS HERE]


Measurement Period
(Fiscal Year Covered)        ICU Medical, Inc. Nasdaq       Peer Group
---------------------        ----------------- ---------    ----------
12/31/93                     $100.0            $100.0       $100.0
12/31/94                     $ 95.4            $ 97.8       $ 88.9
12/31/95                     $104.6            $138.3       $193.0
12/31/96                     $ 48.5            $170.0       $175.2
12/31/97                     $ 76.2            $208.3       $122.6
12/31/98                     $135.4            $293.5       $114.5



     Assumes $100 invested on January 1, 1994 in the Company's Common Stock, the Nasdaq Stock Market National Market Tier Index and the Peer Group.

     The companies in the peer group selected by the Company are Gish Biomedical, Inc., Luther Medical Products, Inc., Merit Medical Systems, Inc., Utah Medical Products, Inc. and Vital Signs, Inc. The basis for the selection of the companies in the peer group is that, like the Company, they are all small to mid-size producers of medical products for use in intravenous systems. The peer group for the graph above has been changed from the peer group for the 1997 performance graphs, by including Merit and Vital Signs in place of Marquest Medical Products, Inc. and Quest Medical, Inc. because there has been no public market for Marquest and Quest shares since their acquisitions prior to December 31, 1998.

Directors' Compensation

     During 1998, the Company paid directors who were not employees of the Company an annual retainer of $10,000 plus $1,000 per day for attendance at meetings of the Board and $500 if the meeting is conducted telephonically. Pay for attendance at meetings of Committees of the Board is $750 per day, and $375 if the meeting is conducted telephonically. In addition, under the Directors' Stock Award Plan, the Company automatically awards 1,000 shares of Common Stock to each non-employee director on the date of each Annual Meeting.

Employment Agreements

     The Company has an employment agreement with each named executive officer, which provides for an annual base salary and a bonus payable in cash and options to acquire the Company's Common Stock under the 1993 Plan based on achievement of specified performance goals. Unless earlier terminated, the employment agreements expire on June 30, 1999, at which time they may be renewed for successive six-month periods. The provisions for the bonus payable in options to acquire the Company's Common Stock for all except Dr. Lopez was, in effect, superceded by an award of stock options in November 1997 in place of options that might have been awarded over the succeeding five years. A similar award was made to Dr. Lopez in January 1998, but related only to options that might have been awarded in 1998. Options vest only upon the earliest of the Company achieving specific operating performance levels or ten years from the date of grant.

Certain Transactions and Relationships

     The Company has, from time to time, made personal loans to Richard A. Costello, who became Vice President of Sales of the Company on December 18, 1997. The largest amount outstanding during 1998 was $67,652. Outstanding amounts bore interest at 4% to 7%. $30,000 of the loans were forgiven as a bonus to Mr. Costello in 1998 and the balance was repaid on February 17, 1999. In January, 1999 the Company agreed to make a loan secured by a second mortgage of up to $150,000 to Mr. Costello to assist him in acquiring a home.


        APPROVAL OF ICU MEDICAL, INC. AMENDED 1993 STOCK INCENTIVE PLAN

General

     On January 30, 1993, the Board of Directors adopted, subject to stockholder approval, the ICU Medical, Inc. 1993 Stock Incentive Plan under which 1,275,000 (after adjustment for a 50% stock dividend payable March 31, 1993) shares of Common Stock were reserved for issuance upon the exercise of options. That Plan was approved by the stockholders on April 21, 1993. On April 3, 1996, the Board of Directors adopted the Amended and Restated 1993 Stock Incentive Plan (the "1993 Plan"). That amendment and restatement increased the number of shares reserved for issuance on the exercise of options from 1,275,000 to 3,275,000 and limited the number of shares which may be subject to options granted to any one employee in any one year period to 750,000. That amendment and restatement of the 1993 Plan was approved by the stockholders on June 4, 1996. The 1993 Plan authorizes the grant of stock options from time to time to key employees of the Company.

     The purpose of the 1993 Plan is to assist the Company in attracting, motivating and retaining key employees and to provide long-term, performance-based incentives that will further its development and success and unify the interests of key employees and stockholders through increased employee stock ownership.

     On October 1, 1998 the Board of Directors amended the 1993 Plan, subject to stockholder approval, to increase the number of shares reserved for issuance on the exercise of options from 3,275,000 to 4,775,000. That amendment will permit the Company to continue to grant options to attract, motivate and retain key employees.

     Through February 28, 1999, the Company has issued and sold an aggregate of 414,207 shares of Common Stock on the exercise of options granted under the 1993 Plan, and options to purchase an additional 2,752,474 shares of Common Stock are currently outstanding under the 1993 Plan. The number of additional shares for which options could be granted under the 1993 Plan is limited to 108,319. Because the 1993 Plan will continue in existence until January 2003, unless sooner terminated, the increase in the number of shares for which options can be granted will permit the Company to continue to grant additional options for a number of years into the future.

Description of the Amended and Restated 1993 Plan

     The following summary of certain provision of the 1993 Plan is qualified in its entirety by the full text of the 1993 Plan, a copy of which is attached as Exhibit "A" to this Proxy Statement.

     Eligibility and Grant of Options. Certain employees of the Company, who currently number approximately 166, are eligible to receive options granted under the 1993 Plan. Each new employee, other than the employees determined to be "Ineligible Nonresidents," as defined in the 1993 Plan, is deemed a key employee and automatically receives an option to purchase 1,000 shares on the first day of employment. Thereafter, each employee, other than Ineligible Nonresidents, automatically receives an option to purchase 1,000 shares every fifth year on the anniversary of the employee's first day of employment as long the employee remains continuously employed. The exercise price of options granted automatically is the fair market value of the Common Stock on the employee's first day of employment or such fifth anniversary date.

     Except for options granted automatically on the first day and fifth anniversaries of employment, the Compensation Committee of the Board of Directors (the "Committee") will determine which employees of the Company will be granted additional options. The Committee will also determine the number of shares subject to each option and the price, terms and conditions, consistent with the 1993 Plan, of each option, except to the extent such matters are determined automatically for options granted automatically on the first day of employment. In some cases, officers of the Company are entitled by terms of their employment agreements to receive semiannual grants of options having a specified grant date value, determined by means of an option valuation model, if certain predetermined performance objectives are achieved. See "Election of Directors Executive Compensation." The number of shares subject to options granted to any one employee in any calendar year may not exceed 750,000.

     The Committee may require as a condition to the grant of an option to a participant that the participant surrender for cancellation some of all of any previously granted unexercised options held by such participant. An option granted upon such surrender may have a lower or higher exercise price, cover more or fewer shares and have different terms, than the surrendered options.

     Exercise Price and Payment. The exercise price of options granted under the 1993 Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant. The closing price of the Common Stock on the Nasdaq Stock Market National Market Tier on February 28, 1999 was $21.00. The exercise price may be paid in cash by delivery of a bank cashier's or certified check or at the discretion of the Committee, a check issued by a broker-dealer which is a member of the New York Stock Exchange, Incorporated, by delivery of shares of the Company's Common Stock already owned by the participant, by delivery of a full-recourse promissory note of the participant of any combination of the foregoing.

     Exercise of Stock Options. The Committee from time to time establishes performance objectives for the vesting of options, which may be expressed in terms of the Company's operating results, such as sales, sales of particular products, net income or operating ratios, or may be stated in terms of the performance of individual participants. Upon achievement of the performance objectives related to specific options, those options will become exercisable in such installments as the Committee determines at the time of grant. If the performance objectives are not achieved, options will not be exercisable until 10 years and one day after the date of grant. Unexercised options will expire 11 years after the date of grant.

     Options will automatically become fully exercisable in the event of a hostile tender offer for voting securities of the Company which could result in any person or group controlling sufficient voting securities to elect a majority of the directors to be elected at any stockholders meeting. Options also will automatically become fully exercisable if any person or group who first becomes a beneficial owner of more than five percent of the Company's outstanding voting securities after stockholder approval of the 1993 Plan commences a proxy contest.

     Options may be exercised for a period of 30 days after a participant's termination of employment with the Company for any reason other than normal retirement, permanent disability or death. Options may be exercised for 90 days after normal retirement or one year after termination of employment because of permanent disability. Options may be exercised for a period of one year after the death of a participant who dies while an employee or within 90 days after termination of employment because of retirement or permanent disability by the participant's estate of any person who acquired the right to exercise the options by will or the laws of the descent and distribution. Except in the case of certain change in control events described below, options exercised after a participant ceases to be an employee may only be exercised to the extent they were exercisable at the date employment ceased.

     Change in Control. If within one year following a change in control of the Company, a participant's employment is terminated involuntarily for any reason or voluntarily after a material lessening of his or her duties or a material reduction in his or her base salary any option held by such optionee shall become immediately and fully exercisable, unless it became fully exercisable before such change in control. A change in control is defined in the 1993 Plan as an acquisition of the Company not approved by the Board of Directors in advance if a majority of the directors of the successor company after the acquisition did not comprise a majority of the Company's Board of Directors before the acquisition, or a change in a majority of the Company's Board of Directors effected by the vote of a person or group who acquires sufficient voting securities of the Company to do so after stockholder approval of the 1993 Plan.

     Administration and Operation of the 1993 Plan. The Amended and Restated 1993 Plan is administered by the Committee. In addition to determining the terms of and granting options, the Committee will interpret the 1993 Plan, adopt any rules and regulations necessary for its proper administration and take any other action it deems necessary or advisable for the 1993 Plan.

     Adjustment of Shares. The 1993 Plan provides for adjustments to the number of shares subject to the 1993 Plan, the exercise price and number of shares subject to outstanding options and the Option Limit in the event of any stock dividend, recapitalization, split-up, combination or exchange of the Common Stock. In the event that the Company distributes to its stockholders shares of a subsidiary of the Company, any option outstanding under the Plan at the date of such distribution shall automatically become an option to purchase the number of shares of Common Stock of the Company as to which the option has not yet been exercised plus, for each such unexercised option share, the same number of shares or fraction of a share of the subsidiary as was distributed in respect of one share of Common Stock of the Company. In the event of liquidation or dissolution, or a corporate reorganization in which the Company is not the survivor (other than a reorganization resulting from a change in control), the options terminate unless the Committee accelerates the time of exercise to a date prior to such event or unless the options are assumed by, and replaced by options of, the Company's successor. If options expire or terminate without having been exercised in full, the unpurchased shares may again be subject to additional options granted under the 1993 Plan. No options will be granted under the 1993 Plan after January 30, 2003.

Federal Income Tax Consequences

     The grant of an option under the 1993 Plan has no immediate tax consequence to the Company or to the participant. Upon the exercise of an option, the participant generally is treated as having received compensation taxable as ordinary income (subject to withholding) in an amount equal to the excess over the exercise price of the fair market value of the shares at the time of exercise. (Special rules may apply to a participant subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.) The Company will be entitled to a deduction in the same amount. The tax basis of the shares received by the participant is their fair market value on the exercise date. Upon a subsequent disposition of any shares purchased on the exercise of options, any difference between the tax basis of the shares and the amount realized on the disposition is treated as long-term capital gain or loss, depending on the holding period of the shares.

     Exercise of options which become exercisable as a result of a change in control could also result in an excise tax on the participant's option income (subject to withholding) and a loss of the Company's deduction. If a participant uses shares to satisfy withholding taxes, the participant may recognize income at ordinary income rates and may not be entitled to offset the tax basis in those shares against such ordinary income.

Vote Required to Approve the Amendment to the 1993 Plan

     Approval of the Amendment to the 1993 Plan will require the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

     The 1993 Plan includes provisions, described above, which make options fully exercisable in the event of a tender offer or proxy contest and which permit options to be exercised in full under certain circumstances following a change in control. The Board of Directors believes that these provisions are appropriate to safeguard the interests of participants in the event of changes in the Company's policies or priorities which might be implemented by new management. These provisions could, however, have the effect of discouraging takeover attempts or delaying or preventing a change in control of the Company.

  The Board of Directors recommends that stockholders vote FOR adoption of the
                           Amendment to the 1993 Plan



                             SELECTION OF AUDITORS

     The Board of Directors of the Company has appointed Arthur Andersen LLP, independent certified public accountants, as auditors of the Company for the year ending December 31, 1999, and has further directed that management submit the selection of auditors for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements for the last nine years. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.


                                 OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other matters are properly presented for action, the persons named in the accompanying proxy intend to vote on such matters in their discretion.

                                 ANNUAL REPORT

     The Company's Annual Report for the year ended December 31, 1998, is included in the document of which this Proxy Statement is a part. Any stockholder who has not received a copy may obtain one by writing to the Company.

     THE COMPANY WILL ALSO PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND RELATED SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST IN WRITING FROM ANY PERSON WHO WAS A HOLDER OF RECORD, OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS A BENEFICIAL OWNER, OF COMMON STOCK OF THE COMPANY ON MARCH 9, 1999. ANY SUCH REQUEST SHALL BE ADDRESSED TO THE SECRETARY OF THE COMPANY AT 951 CALLE AMANECER, SAN CLEMENTE, CA 92673.

                          NOMINATION OF DIRECTORS AND
                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder who intends to nominate persons for election as directors at an annual meeting shall, not less than 50 days nor more than 75 days prior to the date of the annual meeting, deliver a notice to the Secretary of the Company setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the nominee and (iv) any other information concerning the nominee that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. Such notice shall include a signed consent of each such nominee to serve as director of the Company, if elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility for such proposed nominee to serve as a director of the Company. Any stockholder who intends to propose any business at a meeting shall, not less than 50 days nor more than 75 days prior to the date of the meeting, deliver a notice to the Secretary of the Company setting forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and record address of the stock holder giving the notice, (iii) the class and number of shares of capital stock of the Company that are beneficially owned by the stockholder, and by any other stockholders known by the stockholder giving the notice to be supporting the proposal and (iv) any material or financial interest of the stockholder in such business. A proposal that a stockholder wants the Company to include in the Proxy Statement for the 2000 Annual Meeting must be received by the Company at its principal executive offices by November 12, 1999, to be included in the Proxy Statement for that meeting, and all other conditions for such inclusion must be satisfied.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock to file reports on prescribed forms regarding ownership of and transactions in the Common Stock with the Securities and Exchange Commission and to furnish copies of such forms to the Company. Based solely on a review of the forms received by it, the Company believes that with respect to 1998 the following Section 16(a) filings were not filed on a timely basis: Form 4s for Richard H. Sherman, M.D. and Jesus Mejia, Trustee of the Christopher George Lopez Children's Trust and Nicholas George Lopez Children's Trust, for one filing each.


                            SOLICITATION OF PROXIES

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail, telephone or telegram and personally by directors, officers and other employees of the Company, but such persons will not receive compensation for such services over and above their regular salaries. The Company will reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Francis J. O'Brien

                                  Francis J. O'Brien, Secretary

                                                            EXHIBIT A
Annotated to show
amendments adopted:
  January 31, 1997;
  March 4, 1998; and
  October 31, 1998

                               ICU MEDICAL, INC.

                 AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN

1.  Purpose

     The purpose of the Amended and Restated ICU Medical, Inc. 1993 Stock Incentive Plan is to assist ICU Medical, Inc. in attracting, motivating and retaining key Employees and to provide long-term, performance-based incentives that will further its development and success and will unify the interests of key Employees and stockholders through increased Employee Stock ownership.

2.  Definitions
     For purposes of this Plan:

     "Beneficial Ownership" has the meaning set forth in Rule 13d-3 under the Exchange Act.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means (a) an acquisition of the Company by means of a merger or consolidation of the Company with or into another corporation or a purchase of substantially all of the Company's assets, not approved in advance by a resolution of the Board, following which a majority of the board of directors of the successor or acquiring corporation is not constituted of individuals who constituted a majority of the Company's Board immediately prior to the merger, consolidation or purchase of assets, or (b) a change in the composition of a majority of the members of the Company's Board effected by the vote of a person who, following the original approval of this Plan by the Company's stockholders in 1993, attains Beneficial Ownership of a number of voting securities of the Company sufficient to elect a majority of the directors to be elected at any stockholders' meeting. As used in this definition, the term "person" shall include two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, disposing of or voting the voting securities of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Stock Option Committee appointed pursuant to Section 13 of this Plan.

     "Company" means ICU Medical, Inc., a Delaware corporation.

     "Director" means any person who is a member of the Board.

     "Employee" means any person who is an employee of the Company or of any Subsidiary Corporation.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                                  ************

     The following definition was added to Section 2 of the Plan on October 31,
     --------------------------------------------------------------------------
1998:
-----

     "Ineligible Nonresident" means a New Employee or Employee who is a resident of and/or has his or her principal place of employment in a country (other than the United States of America) where, as determined by the Treasurer of this corporation in his or her sole discretion (with notice to the Committee), the grant of Options to

New Employees or Employees resident and/or having their principal place of employment in such country, or the exercise of such Options, would have significant adverse consequences to New Employees or Employees and/or this corporation under the tax or securities laws of such country or would require this corporation to effect a registration or qualification under, or perfect an exemption from or other compliance with, the securities laws of such country that the Treasurer of this corporation deems, in his or her sole discretion, to be unduly burdensome.

                                  ************

     "New Employee" means a full-time Employee hired on or after May 26, 1994, excluding (i) any temporary and leased employees; and (ii) any employees who, prior to or upon becoming full-time Employees, are deemed by the Committee to be an officer, director or ten percent stockholder of the Company for purposes of
Section 16 of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Option" means an option granted under this Plan to purchase shares of Stock.

     "Participant" means a person to whom an Option is granted under this Plan.

     "Permanent Disability" means permanent and total disability within the meaning of Code Section 22(e) (3), which reads, in pertinent part, as follows:

     An individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     "Plan" means this ICU Medical, Inc. Amended and Restated 1993 Stock Incentive Plan.

     "Retirement" means normal retirement of an Employee under policies established by his or her employer.

     "Stock" means the Common Stock of the Company. Unless the context expressly indicates otherwise, "shares" means shares of Stock.

     "Subsidiary Corporation" shall have the meaning set forth in Code Section 424 (f).

     Section 3 of the Plan has been amended, subject to stockholder approval.
     ------------------------------------------------------------------------

3.  Shares Subject to Plan

     Options may be granted under this Plan to acquire an aggregate of up to 3,275,000 shares of Stock, subject to adjustment as provided in Section 7 of this Plan. If Options terminate, expire or are cancelled without having been fully exercised, the number of shares subject to such Options (but only to the extent not exercised prior to termination, expiration or cancellation) may again be subject to Options granted under this Plan.

                                  ************

     The first sentence of Section 3 of the Plan was amended, subject to stock
     -------------------------------------------------------------------------
holder approval, on October 31, 1998 to read as follows:
--------------------------------------------------------

     Options may be granted under this Plan to acquire an aggregate of up to 4,775,000 shares of Stock, subject to adjustment as provided in Section 7 of this Plan.

                                  ************

4.  Eligibility

     Any key Employee shall be eligible to become a Participant and to acquire an Option to purchase Stock. Additional Options may be granted to a Participant while such Participant continues as an Employee. The Committee may exclude otherwise eligible persons.

     Section 5 of the Plan has been amended.
     ---------------------------------------

5.  Grant of Options

     The Committee shall, from time to time and in its absolute discretion, determine which Employees are key Employees and which eligible persons shall become Participants. The Committee also shall determine the number of shares of Stock to be subject to each Option and the price, terms and conditions, consistent with this Plan, of each Option. Notwithstanding any other provision of this Plan, the number of shares subject to Options granted to any one employee in any calendar year may not exceed 750,000, provided that such limit shall be subject to adjustment as provided in Section 7 of this Plan.

     Without limiting the generality of the preceding paragraph, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of an Option to an Employee, that the Employee surrender for cancellation some or all of any unexercised Options which have been previously granted to the Employee. An Option, the grant of which is conditioned upon such surrender, may have an option price lower or higher than the option price of the surrendered Option, may cover the same, or a lesser or greater, number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

     Notwithstanding the foregoing, each New Employee shall be deemed to be a key employee of the Company and shall become a Participant. Without any action by the Committee, each New Employee automatically shall be granted an Option, on such New Employee's first full day of actual employment by the Company or by any Subsidiary Corporation, to purchase 1,000 shares of Stock. The Committee may, from time to time and in its absolute discretion (i) suspend the operation of this paragraph; and (ii) grant additional Options to any Participant while such Participant continues as an Employee.

                                  ************

     The third paragraph of Section 5 of the Plan was amended on January 31,
     -----------------------------------------------------------------------
1997 to read as follows:
------------------------

     Notwithstanding the foregoing, each New Employee and each Employee shall be deemed to be a key employee of the Company and shall become a Participant. Without any action by the Committee, each New Employee automatically shall be granted an Option, on such New Employee's first full day of actual employment by the Company or by any Subsidiary Corporation, to purchase 1,000 shares of Stock. Without any action by the Committee, each Employee automatically shall be granted an Option, every fifth year on the anniversary of such Employee's first full day of actual employment by the Company or by any Subsidiary Corporation so long as such Employee remains continuously employed by the Corporation or by any Subsidiary Corporation, to purchase 1,000 shares of Stock. The Committee may, from time to time and in its absolute discretion (i) suspend the operation of this paragraph; and (ii) grant additional Options to any Participant while such Participant continues as an Employee.

     The third paragraph of Section 5 of the Plan was amended on October 31,
     -----------------------------------------------------------------------
1998 to read as follows:
------------------------

     Notwithstanding the foregoing, each New Employee and each Employee, other than an Ineligible Nonresident, shall be deemed to be a key employee of the Company and shall become a Participant. Without any action by the Committee, each New Employee, other than an Ineligible Nonresident, automatically shall be granted an Option, on such New Employee's first full day of actual employment by the Company or by any Subsidiary Corporation, to purchase 1,000 shares of Stock. Without any action by the Committee, each Employee, other than an Ineligible Nonresident, automatically shall be granted an Option, every fifth year on the anniversary of such Employee's first full day of actual employment by the Company or by any Subsidiary Corporation so long as such

Employee remains continuously employed by the Corporation or by any Subsidiary Corporation, to purchase 1,000 shares of Stock. This paragraph is intended only to facilitate the automatic grant of Options to New Employees upon their employment by the Company and to Employees every fifth year after they are first employed by the Company without the necessity of action by the Committee and is not intended to grant to any New Employee or Employee any right to be granted an Option. Neither the Company nor any officer, director or member of the Committee shall have any liability to any New Employee or Employee for the failure to grant an Option or any determination that any New Employee or Employee is an Ineligible Nonresident. The Committee may, from time to time and in its absolute discretion (i) suspend the operation of this paragraph; and (ii) grant additional Options to any Participant while such Participant continues as an Employee.

                                  ************

     Section 6 of the Plan has been amended.
     ---------------------------------------

6.  Option Terms

     Each Option shall be evidenced by a written Stock Option Agreement in a form approved by the Committee. Each Stock Option Agreement shall be executed by the Company and by the Participant receiving the Option. Each Option shall be subject to the following terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

6.1  Number of Shares
     Each Stock Option Agreement shall specify the number of shares of Stock subject to the Option.

6.2  Option Price

     The price of the shares subject to each Option shall be determined by the Committee and shall be set forth in the Stock Option Agreement, provided that the price per share shall not be less than the fair market value of such share on the day the Option is granted. Notwithstanding the foregoing, the price per share of the shares subject to each Option granted automatically to a New Employee pursuant to the third paragraph of Section 5 shall be the fair market value of such share on such New Employee's first full day of actual employment by the Company.

                                  ************

     The first paragraph of Section 6.2 of the Plan was amended on January 31,
     -------------------------------------------------------------------------
1997 to read as follows:
------------------------

     The price of the shares subject to each Option shall be determined by the Committee and shall be set forth in the Stock Option Agreement, provided that the price per share shall not be less than the fair market value of such share on the day the Option is granted. Notwithstanding the foregoing, the price per share of the shares subject to each Option granted automatically to a New Employee and each Employee pursuant to the third paragraph of Section 5 shall be the fair market value of such share on such New Employee's first full day of actual employment by the Company or the applicable anniversary date of such Employee's first full day of actual employment by the Company, as the case may be.

                                  ************

     For purposes of this Plan, the fair market value of a share on a given date shall be: (a) if the Stock is traded on one or more securities exchanges, the mean between the high and low sale prices of a share on such date on the principal exchange on which the shares are traded or, if no shares were traded on such date, then the next preceding trading day (not more than 10) on which trading occurred; or (b) if the Stock is not traded on a securities exchange but is quoted on NASDAQ or a successor interdealer quotation system, the mean between the high and low sale prices (if a National Market System security) or the mean between the representative bid and asked prices (in all other cases) on such date as reported by NASDAQ or such successor quotation system or, if no shares were traded or quoted on such date, then the next preceding day (not more than 10) on which trading or such quotations occurred, or (c) if the Stock is otherwise traded in the over-the-counter market, the mean between the high and low bid quotations on such date; or, if there are no bid quotations on such date, then the next preceding trading day (not more than 10) on which such quotations occurred; or (d) if the Stock is not publicly traded on a securities exchange or traded or quoted in the over- the-counter market or, if traded or quoted, there are no transactions or quotations within the last 10 trading days or trading has been halted for extraordinary reasons, the fair market value shall be determined in good faith by the Committee with reference to the rules and principles of valuation set forth in Section 20.2031-2 of the Treasury Regulations (concerning the valuation of stocks and bonds for purposes of Code Section 2031).

6.3  Period of Exercise

     No Option shall be exercisable in whole or in part until 10 years and one day from the date of grant or after 11 years from the date of grant. Notwithstanding the foregoing, Options shall become exercisable at such times earlier than 10 years, but not less than six months, from the date of grant, and in such installments (which may be cumulative) as the Committee shall provide in each Stock Option Agreement upon the achievement of performance objectives established by the Committee at the date of grant. Performance objectives may be expressed in terms of the operating results or operating ratios of the Company or its individual divisions or Subsidiary Corporations, including by way of example, but without limitation, net sales, net sales of particular products, gross margins, net income or return on investment, or may be expressed in terms of the performance of individual Participants. Determination of the achievement of the performance objectives may be based on objective or subjective criteria and shall be in the sole discretion of the Committee unless the Committee provides otherwise in each Stock Option Agreement.

     Notwithstanding anything to the contrary in this Section 6.3, an Option shall automatically, without any action by the Committee, become fully exercisable as to all shares covered thereby in the event that (a) any person other than the Company makes a tender offer for voting securities of the Company which is not approved in advance by a resolution of the Board or (b) any person, other than the Board, who first attains Beneficial Ownership of more than five percent of the outstanding voting securities of the Company after the original approval of this Plan by the Company's stockholders in 1993 solicits proxies to vote securities of the Company in a solicitation subject to Rule 14a-11 under the Exchange Act or any rule which replaces or supersedes Rule 14a-11. As used in this paragraph, the term "person" shall include two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, disposing of voting the voting securities of the Company, and the term "tender offer" shall have the meaning of such term as it is used in
Section 14(d) of the Exchange Act.

6.4  Manner and Conditions of Exercise

     To exercise an Option or any portion thereof, the Participant or other person then entitled to exercise such Option or portion thereof shall deliver to the Secretary of the Company a notice in writing signed by the Participant or such other person stating that such Option or portion is exercised, specifying the number of shares to be acquired upon exercise and complying with all applicable rules established by the Committee, together with the following:

(a) Full payment (in cash or bank cashiers' check) for the shares with respect to which such Option or portion is being exercised; or

(b) With the consent of the Committee, shares of Stock owned by the Participant, duly endorsed for transfer to the Company, with a fair market value (as determined under Section 6.2 of this Plan) on the date of exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is being exercised; or

(c) With the consent of the Committee, a full recourse promissory note in a form, bearing interest (at a rate at least equal to the minimum rate necessary to avoid imputed interest under the Code) and payable upon such terms as may be prescribed by the Committee; or

(d) With the consent of the Committee, a check issued by a broker-dealer which is a member firm of the New York Stock Exchange, Incorporated for the aggregate purchase price of the shares with respect to which such Option or portion is being exercised; or

(e) Any combination of the consideration permitted in accordance with the foregoing subsections (a), (b), (c) and (d).

In the event that payment is made by a check issued by a broker-dealer, an executed copy of the notice of exercise shall be delivered to the broker-dealer, the notice of exercise shall instruct the Company to deliver certificates for the shares to be purchased to the broker-dealer, and the Company shall confirm that it will deliver such certificates to the broker-dealer.

     No exercise shall be effective unless and until a proper notice and payment have been delivered as provided above. No fractional shares shall be issued under this Plan.

     In the event that an Option or portion thereof shall be exercised pursuant to Section 6.5 of this Plan by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof shall be delivered to the Company.

     The Committee may require, as a condition to the exercise of an Option, such representations and covenants as it, in its absolute discretion, deems necessary to effect compliance with the Securities Act of 1933, as amended, any state securities laws or rules and regulations thereunder.

     The Participant, as a condition to exercising an Option, shall also make any arrangements determined by the Committee to be necessary or appropriate to satisfy any federal and state withholding tax resulting from the exercise of an Option or from the termination or partial termination of any restriction applicable to any share acquired on exercise of an Option, including the retention of shares by the Company or the delivery of shares to the Company equal in amount to all or a portion of the withholding tax obligation pursuant to such arrangements as may be established by the Committee. Any shares retained by or delivered to the Company under this Section shall be valued at the date of exercise in the same manner as provided under Section 6.2 of this Plan.

     To insure that such exercise and any resales are made in compliance with the Securities Act of 1933, as amended, and the Certificate of Incorporation and Bylaws of the Company, the Company may imprint an appropriate legend on certificates representing shares acquired on the exercise of an Option and issue appropriate stop-transfer orders to its transfer agents. Any stock certificate evidencing shares of Stock issued pursuant to the exercise of an Option shall bear such other legends as the Committee, in the exercise of its absolute discretion, shall require.

6.5  Cessation of Employment

     If a Participant ceases to be an Employee other than by reason of Retirement, death or Permanent Disability, the Participant shall be permitted to exercise his or her Option, to the extent it was exercisable at the date of cessation, until 30 days after such date, but in no event after its stated expiration date.

     If a Participant ceases to be an Employee because of Retirement, the Participant shall be permitted to exercise his or her Option, to the extent it was exercisable at the date of Retirement, until 90 days after such date, but in no event beyond its stated expiration date.

     If a Participant ceases to be an Employee because of Permanent Disability, the Participant shall be permitted to exercise his or her Option, to the extent it was exercisable at the date of cessation of employment, until one year after the date he or she ceases to be an Employee, but in no event after its stated expiration date.

     If a Participant dies while an Employee or within 90 days after ceasing to be an Employee because of Retirement or Permanent Disability, his or her Option may be exercised by the Participant's estate or any person who acquired the right to exercise the Option by will or the laws of descent and distribution, to the extent it was exercisable at the date of cessation of employment, until one year after the date of death, but in no event after its stated expiration date.

     Transfers of employment between the Company and any Subsidiary Corporation or between Subsidiary Corporations shall not be deemed cessation of employment for purposes of any Option granted hereunder.

6.6  Nontransferability

     During the lifetime of a Participant, his or her Option shall be exercisable only by the Participant and no Option shall be transferable other than by will or the laws of descent and distribution. No interest of any Participant under this Plan or in any Option shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.

     Section 7 of the Plan has been amended.
     ---------------------------------------

7.  Adjustment Upon Changes in Capitalization
                                  ************

          The caption of Section 7 was amended on March 4, 1998 to read as
          ----------------------------------------------------------------
follows:
--------

     7.  Adjustment Upon Changes in Capitalization or Spin-offs

                                  ************

     In the event of any change in the Stock by reason of any stock dividend, recapitalization, split-up, combination or exchange of shares, or by reason of any similar change affecting the Stock (but not the issuance of additional shares, securities convertible into shares or options or rights to acquire shares of Stock or the Company's repurchase of shares), the number and class of shares which thereafter may be acquired on exercise of Options under this Plan, the number and class of shares subject to outstanding Options, the limit on the number and class of shares subject to Options granted to any employee in any year and the exercise price of each such share shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants. Any such adjustment shall be final and binding on each Participant.

                                  ************

     The following was added as a second paragraph to Section 7 on March 4,
     ----------------------------------------------------------------------
1998:
-----

     In the event that the Company distributes shares of capital stock of a majority-owned subsidiary of the Company to its stockholders for no consideration (a "Spin-off"), upon any exercise after the date of the Spin-off (the "Distribution Date") of an Option that was granted before the Distribution Date, the person entitled to exercise such Option shall receive, in consideration of the payment of the exercise price in effect on the Distribution Date or as subsequently adjusted thereafter pursuant to this Section 7, (a) the shares of Stock as to which the Option is exercised, (b) for each share of Stock as to which the Option is exercised, the same kind and amount of whole shares of capital stock of the subsidiary as was received in the Spin-off by the holders of Stock with respect to each share of Stock held by them at the Distribution Date and (c) cash in an amount determined in the sole discretion of the Committee in lieu of any fractional share of the subsidiary. The provisions of this second paragraph of Section 7 shall not apply in respect of a particular Spin-off to any Options granted on or after the Distribution Date of that Spin-off. The provisions of the first paragraph of Section 7 shall apply mutatis mutandis to changes effected after the Distribution Date of a Spin-off in the capitalization of the stock of a subsidiary distributed in that Spin-off. Prior to the Distribution Date of any Spin-off to which this paragraph of Section 7 may become applicable, the Board shall cause all necessary and appropriate corporate action to be taken by the subsidiary whose shares are to be distributed in the Spin-off to reserve for issuance on the exercise of Options the appropriate number of shares of the subsidiary and otherwise to effect the provisions of this second paragraph of Section 7.

                                  ************

8.  Merger, Consolidation, Etc.

     In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the

Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or the liquidation or dissolution of the Company, unless by the terms of such merger, consolidation or acquisition of assets the Options are assumed by, and replaced by options of, such other person or corporation; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall become exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 6.3 of this Plan or any installment provisions of such Option. Notwithstanding the foregoing, in the event of a merger or consolidation of the Company with or into another corporation or the acquisition by another corporation or person of all or substantially all of the Company's assets which transaction constitutes a Change in Control or occurs following a Change in Control, Options outstanding under this Plan shall not terminate but shall, upon the effectiveness of such transaction become options to acquire, for each share of Stock subject thereto, the same kind and amount of cash, securities, property or other consideration received or to be received in such transaction by holders of Stock with respect to each share of Stock held by them, all on the terms of the Options.

9.  Change in Control

     In the event that, within 12 months following a Change in Control, there should occur, without a Participant's consent, a material lessening of his or her duties and responsibilities as an Employee or a material reduction in his or her base salary from the rate in effect as of the date of grant and, if, following such material lessening of duties or responsibilities or a material reduction in his or her base salary, the Participant shall, by providing written notice to the Company, voluntarily terminate his or her employment by the Company or any Subsidiary Corporation, then, unless such Participant's Option became exercisable as to all of the shares covered thereby prior to such Change in Control, such Option shall become exercisable as to all shares covered thereby (or such cash, securities, property or other consideration covered thereby pursuant to the last sentence of Section 8 of this Plan) immediately upon the giving of such notice, notwithstanding anything to the contrary in
Section 6.3 of this Plan, provided, however, that in no event may an Option be exercised after the expiration date thereof.

     In the event that, within 12 months following a Change in Control, a Participant's employment by the Company or any Subsidiary Corporation (or any successor by reason of such Change in Control) is terminated involuntarily, then, unless such Participant's Option became exercisable as to all of the shares covered thereby (or such cash, securities, property or other consideration covered thereby pursuant to the last sentence of Section 8 of this
Plan) prior to such Change in Control, such Option shall become exercisable as to all shares covered thereby immediately upon such termination, notwithstanding anything to the contrary in Section 6.3 of this Plan, provided, however, that in no event may an Option be exercised after the expiration date thereof.

10.  No Rights as a Shareholder

     No Participant shall have any rights or privileges as a shareholder with respect to any shares subject to Options prior to the date of issuance to him or her of a certificate for such shares.

11.  No Right To Continued Employment

     Neither this Plan nor any Option granted under this Plan shall confer upon any Participant or any other person any right to continued employment by the Company or any Subsidiary Corporation, nor shall it interfere in any way with the right of his or her employer to terminate his or her employment at any time for any reason whatsoever, with or without cause.

12.  Compliance With Laws and Regulations

     This Plan, the grant and exercise of Options under this Plan and the obligation of the Company to sell and deliver shares under Options shall be subject to all applicable federal and state laws, rules and regulations and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificate for shares of Stock either (a) prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed or inclusion on any interdealer quotation system on which the Stock may be quoted, and (ii) the completion of any registration or qualification of such shares which is required under any federal or state law, or any ruling or regulation of any government body, and which the Company shall, in its sole discretion, determine to be necessary or advisable, or (b) until exemptions from such registration and qualification requirements are established to the reasonable satisfaction of the Company and its counsel.

13.  Administration

     The Board shall appoint a Stock Option Committee consisting of two or more Directors to administer this Plan. The Committee members shall serve at the pleasure of the Board. If the Board does not appoint a Committee, the Board shall administer this Plan and shall have the powers and duties granted to the Committee in this Plan.

     So long as Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended, no Director shall be appointed to, or shall serve on, the Committee unless he or she shall be a "disinterested person" within the meaning of Rule 16b-3 under such Act as presently in effect or hereafter amended. No Options may be granted to a Committee member during his or her tenure on the Committee.

     The Committee shall administer this Plan in accordance with its provisions and shall have full authority to interpret this Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of this Plan and make such other determinations and take such other action as it deems necessary or advisable, except as otherwise expressly reserved to the Board in this Plan. Without limiting the generality of the preceding sentence, the Committee may, in its discretion, determine that for Option purposes a Participant remains an Employee during all or any portion of a leave of absence approved by the Company. Any interpretation, determination, or other action made or taken by the Committee shall be final and binding upon all Participants.

     No member of the Committee and no officer of the Company shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Option, and all such persons shall be fully indemnified and protected by the Company, to the full extent that the Company is permitted to provide such indemnification and protection, in respect to any such action, determination or interpretation.

14.  Effective Date

     This Plan shall be effective as of the date of adoption by the Board.

15.  Approval by Stockholders

     This Plan (as hereby amended and restated) will be submitted for the approval by holders of a majority of the shares of stock voting thereon within twelve months after the Board's adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when the Plan is approved by stockholders and, if such approval is not obtained by the end of the twelve-month period, all Options previously granted shall thereupon be cancelled, except to the extent such Options could have been granted prior to such amendment and restatement.

16.  Amendment and Discontinuance

     The Board may from time to time amend, suspend or discontinue this Plan; provided that, without approval of the holders of a majority of the shares of stock voting thereon, no action of the Board shall (a), except as provided in
Section 7 of this Plan, increase the number of shares reserved for Options pursuant to Section 3 of this Plan, (b) increase the limit provided in Section 5 of this Plan on the number of shares subject to Options granted to any employee in any calendar year, (c) permit the grant of any Option at a price less than that determined in accordance with Section 6.2 of this Plan or (d) permit the grant of Options which expire beyond the periods provided for in Section 6.3 of this Plan. Without the written consent of a Participant, no such amendment, suspension or discontinuance of this Plan shall alter or impair any Option previously granted to such Participant pursuant to this Plan.

17.  Term

     Unless terminated earlier pursuant to Section 17 of this Plan, this Plan shall expire on, and no further Options shall be granted pursuant to this Plan on or after, ten years after the date of adoption of this Plan by the Board.

     This ICU Medical, Inc. Amended and Restated 1993 Stock Incentive Plan was adopted by the Board on April 3, 1996 and approved by holders of a majority of the shares of Stock voting thereon on June 4, 1996.



   ___________________________________         ________________________________
            GEORGE A LOPEZ                             JOHN J. CONNORS
   Chairman of the Board and President               Secretary and Treasurer

                              [MAP APPEARS HERE]

                               ICU MEDICAL, INC.

                         Annual Meeting of Stockholders

                                 April 23, 1999

          This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned hereby appoints George A. Lopez, M.D. and Francis J. O'Brien, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned and vote as directed on the reverse all shares of stock of ICU Medical, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on Friday, April 23, 1999, or any adjournments thereof, and in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

--------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                                      (Continued and to be signed on other side)

                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
                                                                    Please mark
                                                                [X] your votes
                                                                    as indicated

The shares represented by this Proxy will be voted as directed herein, but if no directions are indicated, will be voted FOR the election of all nominees of the Board of Directors, and FOR Proposals 2 and 3.

Item 1-Election of directors                               WITHHELD
John J. Connors, and                          FOR          FOR ALL
Michael T. Kovalchik, III, M.D.               [_]            [_]

Item 2-The proposal to approve an              FOR        AGAINST      ABSTAIN
amendment of the ICU Medical, Inc. Amended     [_]          [_]          [_]
and Restated 1993 Stock Incentive Plan; and

Item 3-The proposal to ratify the selection    FOR        AGAINST      ABSTAIN
of Arthur Andersen LLP as auditors             [_]          [_]          [_]
for the Company.


-------

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


Signature(s) __________________________    Date _________________________, 1999

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, set forth your full title. When shares are held in more than one name, both parties should sign.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE